AMENDMENT
DATED JULY 12, 2001
TO THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION
OF BERWYN INCOME FUND
SERIES OF THE BERWYN FUNDS
DATED MAY 1, 2001

A redemption fee of 1% will be charged on the redemption of shares held for less than six months.  The redemption fee will apply to shares
purchased on or after November 1, 2001.   The fee will not apply to
shares purchased through the reinvestment of dividends or capital gains distributions.